UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 7, 2004

PARTY CITY CORPORATION

(Exact Name of Registrant as Specified in Chapter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27826 (Commission File Number)	22-3033692 (IRS Employer Identification No.)

400 Commons Way, Rockaway, NJ (Address of Principal Executive Offices)	07866 (Zip Code)

Registrant’s telephone number, including area code: (973) 983-0888

Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
PRESS RELEASE
PRESS RELEASE

Item 5. Other Events and Required FD Disclosure.

          On May 11, 2004, Party City Corporation (the “Company”) issued a press release to remind the public about the investor/analyst presentation to be held that morning and to announce certain sales and margin expectations.

          A copy of the press release issued by the Company announcing the foregoing is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

          99.1 Press Release issued by the Company, dated May 7, 2004, regarding operating results for the three- and nine-months ended March 27, 2004.

          99.2 Press Release issued by the Company, dated May 11, 2004, regarding its investor/analyst presentation and sales and margin expectations.

Item 12. Results of Operations and Financial Condition.

          On May 7, 2004, the Company announced its operating results for the three- and nine-months ended March 27, 2004.

          A copy of the press release issued by the Company announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

          The information in this Report, including the exhibits attached hereto, is furnished solely pursuant to Item 12 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2004	PARTY CITY CORPORATION
	By:	/s/ Linda M. Siluk
		Name:	Linda M. Siluk
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release issued by the Company, dated May 7, 2004, regarding operating results for the three- and nine-months ended March 27, 2004.
99.2	Press Release issued by the Company, dated May 11, 2004, regarding its investor/analyst presentation and sales and margin expectations.